U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

INFORMATION REQUIRED IN PROXY STATEMENT

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Tianyin Pharmaceutical Co., Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIANYIN PHARMACEUTICAL CO., INC.

23rd Floor, Unionsun Yangkuo Plaza

No. 2, Block 3, Renmin Road South

Chengdu, P. R. China, 610041

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Tianyin Pharmaceutical Co., Inc. (“TPI” or the “Company”) will hold its Annual Meeting of Stockholders for fiscal year ended June 30, 2014 at 23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3, Renmin Road South, Chengdu City, Sichuan Province, P. R. China, 610041, at 9:00 AM (local time in Chengdu, China) on Monday, May 25, 2015 (the “Meeting Date”), a.k.a 9:00 PM (Eastern Standard Time) on Sunday, May 24, 2015.  You may attend the meeting in person or telephonically by dialing in (+1) 712-432-0080, access code 512917#. We are holding the meeting for the following purposes:

1)	To elect members of the Board of Directors, whose terms are described in the proxy statement;
2)

To approve and ratify the re-appointment of Paritz & Company, P.A. as the Company’s independent accountants to audit the Company’s financial statements as at June 30, 2015 and for the fiscal year then ending; and

3)	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Holders of record of TPI common stock at the close of business on March 30, 2015 (the “Record Date”), are entitled to vote at the meeting. The Board urges Stockholders to vote “FOR ALL” of Item 1 and “FOR” of Item 2, and solicits your vote.

It is important that your shares be represented and voted at the meeting.  We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the meeting, please vote your shares using the enclosed proxy card. You may vote via internet at http://www.empirestock.com/proxy/tpi.html following the instructions therein; or simply sign the proxy card where required, note the number of shares you own and if you will attend the meeting in person, and return the card in the envelope provided to us at the address first written above.  Of course, you may also vote your shares in person at the Annual Meeting.

By Order of the Board of Directors,

/s/ Guoqing Jiang
Guoqing Jiang, Chief Executive Officer
March 31, 2015

Important Notice Regarding the Internet Availability of Proxy Materials

for the Annual Meeting to Be Held on May 25, 2015 in Chengdu City, China

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 will be available at http://www.empirestock.com/proxy/tpi.html on or about March 31, 2015.

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Tianyin Pharmaceutical Co., Inc. of proxies to be voted at our Annual Meeting of Stockholders, to be held on May 25, 2015 in Chengdu City, China, and at any meeting following postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 9:00 AM (local time in Chengdu, China) on Monday, May 25, 2015 (the “Meeting Date”), a.k.a 9:00 PM (Eastern Standard Time) on Sunday, May 24, 2015.  The meeting will be held at 23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3, Renmin Road South, Chengdu, P. R. China, 610041.  Stockholders will be admitted beginning at 8:30 AM (China time).

You will need an admission ticket to enter the meeting.  If you are a stockholder of record, you can obtain an admission ticket in advance at http://www.empirestock.com/proxy/tpi.html or by sending a written request to our transfer agent, Empire Stock Transfer Inc. at 1859 Whitney Mesa Dr, Henderson, NV 89014, Tel: 702.818.5898, Fax: 702.974.1444.  If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Annual Meeting, you can obtain an admission ticket by sending a written request, along with proof of ownership, such as a recent bank or brokerage account statement, to Empire Stock Transfer Inc.  If you arrive at the Annual Meeting without an admission ticket, we will admit you if we are able to verify that you are a TPI stockholder as of March 30, 2015, the Record Date. Directions to the Annual Meeting are printed on the admission ticket.

The proxy statement and TPI’s Annual Report on Form 10-K for fiscal year ended June 30, 2014 are available electronically at http://www.empirestock.com/proxy/tpi.html.

IMPORTANT—PLEASE READ

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting and will save us the expense of additional solicitation. Sending in your proxy card and voting will not prevent you from voting your shares at the Annual Meeting, or changing your vote, if you desire to do so. It will also help us provide adequate seating if you note that you will attend. Your proxy is revocable at your option in the manner described in the Proxy Statement.

Proxies and Voting Procedures

You can vote via one of the following methods:

1)	Vote In Person: If you choose to vote in person at the meeting, you must request a "legal proxy." To do so, please download the proxy documents at http://www.empirestock.com/proxy/tpi.html or request a paper copy of the materials following the instructions at the website. The proxy document will contain the appropriate instructions as to how to vote in person. As noted above, you will need an admission ticket to attend the meeting.

2)	Vote By Mail: You can vote by mail by returning the Proxy Card sent to you to Empire Stock Transfer Inc.. Please note that you should download the complete package of proxy document at http://www.empirestock.com/proxy/tpi.html or contact our transfer agent, Empire Stock Transfer Inc. at 1859 Whitney Mesa Dr, Henderson, NV 89014, Tel: 702.818.5898, Fax: 702.974.1444.

If your shares are held in “street name,” you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the meeting.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions.

If you hold your shares through a broker, your shares may be voted even if you do not attend the Annual Meeting.

Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are also counted towards determining a quorum.

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If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting.  You will still be able to revoke your proxy until it is voted.  At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

Stockholders Entitled to Vote

You are entitled to vote at the Annual Meeting all shares of our common stock that you held as of the close of business on the Record Date.  Each share of our common stock is entitled to one vote with respect to each matter properly brought before the meeting.

On March 30, 2015, the Record Date, there were 29,546,276 shares of the Company’s common stock issued and 29,432,791 shares of common stock outstanding.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at 23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3, Renmin Road South, Chengdu, P. R. China, 610041 between the hours of 9:00 a.m. and 4:00 p.m. local time.

Required Vote

The presence, in person or by proxy, of the holders with a majority of the voting power at the Annual Meeting shall constitute a quorum, which is required in order to transact business at the meeting.

Cost of Proxy Distribution and Solicitation

TPI will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies.  Proxies may be solicited on behalf of TPI in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of TPI, who will receive no additional compensation for soliciting.  In accordance with the rules of the Securities and Exchange Commission, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of TPI stock.

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PROPOSAL 1

PROPOSAL FOR THE ELECTION OF DIRECTORS

The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. There are no family relationships among our directors and executive officers. Provided below are brief descriptions of the business experience of each director during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

Information with Respect to Director Nominees

Name	Age
Dr. Guoqing Jiang	48
Prof. Zunjian Zhang, Ph.D.	56
Prof. Jianping Hou, Ph.D.	55
Mr. Yong Zhan	46

Dr. Guoqing Jiang, Chairman of the Board, Chief Executive Officer.  Dr. Jiang has led the current management to acquire Tianyin Pharmaceutical Co., Ltd. in 2003 and successfully transformed the Company from a regional player into one of the leading TCM manufacturers in China.  Prior to TPI, Dr. Jiang served as CEO at Kelun Pharmaceutical Group and built the company from inception to its current status as the world’s leading producer of intravenous solution products.  Dr. Jiang is a charismatic, natural leader and well-respected industry veteran with over 15 years of extensive experience and a proven track record in the pharmaceutical and modernized traditional Chinese medicine industry. Dr. Jiang once served as a lecturer and resident physician for over 5 years after graduating as a Medical Doctor from Jiangsu University Medical School.

Prof. Zunjian Zhang, Ph.D., Director. Professor Zhang is Executive Director at the Center for Instrument Analysis and the Deputy Director of the School of Pharmacy at China Pharmaceutical University. His responsibility also includes the Key Laboratory of Drug Quality Control and Pharmacovigilance, Ministry of Education at the university. He is a member of the Chinese Pharmacopoeia Commission, a price evaluation expert of the State Commission of Development and Reform and a SFDA expert review committee member for new drugs and health food products. Professor Zhang is Deputy Executive Director at the Analytical Division of the Jiangsu Provincial Society of Chemistry and Chemical Engineering. He also serves as an editor for Journal of China Pharmaceutical University and Journal of Chinese Traditional and Herbal Drugs etc. Professor Zhang is mainly engaged in the in vitro and in vivo quality evaluation of pharmaceuticals, specializing on the efficacy of in vivo pharmaceuticals and the chromatography / spectrometry / mass spectrometry analysis of the TCM active ingredients. Professor Zhang has been the lead investigator of more than 10 national research projects. Professor Zhang has published more than 150 peer-reviewed research papers in well recognized journals worldwide. Dr. Zhang provides scientific, drug development and healthcare policy expertise to the board of TPI.

Prof. Jianping Hou, Ph.D., Director.  Professor Hou is currently a graduate school faculty advisor at Shaanxi University of Traditional Chinese Medicine. Professor Hou is a principal investigator in more than 10 national research projects and has received the scientific achievement award from the State Administration of Traditional Chinese Medicine. Professor Hou is a SFDA expert review committee member for new drugs and health food products. Professor Hou is Executive Director at Shaanxi Pharmacological Society and the Clinical Pharmacology Committee of Shaanxi Pharmaceutical Association.  He has also held various senior management positions at Sizhuang Research Institute of Nutriceutics, Xikang Pharmaceutical Co., Ltd. and Sizhuang Pharmaceutical Co., Ltd. Dr. Hou provides both scientific and drug development expertise to the board of TPI. He earned his Ph.D. degree in Pharmacology of Traditional Chinese Medicine from Beijing University. Professor Hou also completed an EMBA training program for top pharmaceutical executives at Beijing University.

Yong Zhan, Director. Mr. Zhan is a multifaceted entrepreneur involved in various industries. He has also been an operational expert in China’s pharmaceutical and medical device industry for the past 20 years. He is the founder, CEO and Chairman of a pharmaceutical distribution company with offices in Fuzhou and Shanghai. He has also previously held key positions at Kelun Pharmaceutical, a world’s leading producer of intravenous solution products and other large pharmaceutical enterprises. Mr. Zhan graduated from Northwestern University at Xi’an, China majoring Microbiology.

Pursuant to our Articles of Incorporation, this proposal can be approved at the meeting by a plurality of the votes cast at the election.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NAMED DIRECTORS.

Executive Officer(s)

Name	Age	Position
Dr. Guoqing Jiang	48	Chief Executive Officer, President and Chairman of the Board

Brief descriptions of the business experience during the past five years of our executive officer and an indication of directorships, if any, held by such officer in other companies subject to the reporting requirements under the Federal securities laws are provided above within Proposal 1.

Significant Employees

The following are employees who are not executive officers, but who are expected to make significant contributions to our business:

Tao Yang, Chief Operating Officer.  Mr. Yang has been a well-known certified pharmaceutical sale training specialist with more than 20 years of experience in sales and marketing. He was a former sales training specialist and marketing manager for Astra Zeneca and Bayer. He has been managing the training services of many well-known domestic and international pharmaceuticals during the past ten years, including Grünenthal- San Huan Pharmaceutical (China) Co., Ltd., Beaufour Ipsen Pharmaceutical Co., Ltd., and Yangtze River Pharmacy Group, etc. Mr. Yang has served as BPIP implementation consultant of CPDF launched by World Bank since 2001, and the executive advisor of the policy system program in 2007, which is a training system formed by the Chinese and British government to support the domestic small to medium size businesses.

Mr. Xintao You, Vice President of Operations.  Mr. You has over 20 years of industry experience.  Prior to joining Tianyin, Mr. You was a Research Scientist at Sichuan Industrial Institute of Antibiotics, Faculty Member at West China School of Pharmacy Sichuan University, Visiting Scholar at Osaka University and Director of quality system at the Sichuan Qili Pharmaceutical Co. Mr. You received his Bachelors degree and Masters degree in pharmacy, respectively from China Pharmaceutical University and Sichuan University-affiliated West China Center of Medical Sciences.

Dr. Daqiao Zhang, Vice President of Marketing and Sales.  Dr. Zhang is an innovative pharmaceutical and TCM industry as an innovative marketing and sales expert with over 15 years of experience. Dr. Zhang served in various senior marketing and sales positions at Simcere Pharmaceutical Group (NYSE: SCR) and Nanjing Medical Company (SHSE: 600713). Dr. Zhang graduated from Jiangsu University Medical School and he also received an MBA degree from Macau University of Sciences and Technology.

GOVERNANCE OF TPI

Board Committees

We currently have three committees appointed by our Board of Directors:

●	Audit Committee, which is comprised of Prof. Hou (Chair) and Prof. Zhang. The Board has determined that both members are independent, as that term is defined in Section 121(A) of the NYSE MKT’s Listing Standards.

●	Compensation Committee, which is comprised of Prof. Hou (Chair) and Prof. Zhang. The Board has determined that both members are independent, as that term is defined in Section 121(A) of the NSYE Amex’s Listing Standards.

●	Nominating Committee, which is comprised of Prof. Hou (Chair) and Prof. Zhang. The Board has determined that both members are independent, as that term is defined in Section 121(A) of the NYSE MKT’s Listing Standards.

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All three of these committees have a written charter, which are currently available on our website: http://www.tianyinpharma.com.

Audit Committee and Financial Expert

Our Audit Committee focuses its efforts on assisting our Board of Directors to fulfill its oversight responsibilities with respect to our:

●	Quarterly and annual consolidated financial statements and financial information filed with the Securities and Exchange Commission;

●	System of internal controls;

●	Financial accounting principles and policies;

●	Internal and external audit processes; and

●	Regulatory compliance programs.

The committee will meet periodically with management to consider the adequacy of our internal controls and financial reporting process.  It will also discuss these matters with our independent auditors and with appropriate financial personnel that we employ. The committee will review our financial statements and discusses them with management and our independent auditors before those financial statements are filed with the Securities and Exchange Commission.

The committee has the sole authority to retain and dismiss our independent auditors and periodically reviews their performance and independence from management.  The independent auditors have unrestricted access and report directly to the committee. The committee intends to meet as often as is necessary throughout the year to carry out its duties.

Prof. Hou is our Audit Committee Financial Expert, as that term is defined in Item 407 of Regulation S-K and the Board has determined that Prof. Hou is independent, as that term is defined in Section 803 of the NYSE MKT Company Guide and Section 10A(m)(3) of the Securities Exchange Act of 1934.  Prof. Hou’s qualifications as an audit committee financial expert are described in his biography above.

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REPORT OF AUDIT COMMITTEE

We have reviewed the audited financial statements of Tianyin Pharmaceutical Co., Inc. (“TPI” or the “Company”) as of and for the fiscal year ended June 30, 2014, and met with both management and Paritz & Company, P.A, the Company’s independent auditors, to discuss those financial statements.  Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

Management has primary responsibility for TPI’s financial statements and overall reporting process, including the Company’s system of internal controls.  The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us.  We oversee these processes, although we must rely on the information provided to us and on the representations made by management and the independent auditors.

We have received and discussed with Paritz & Company, P.A, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  These items relate to that firm’s independence from TPI.  We also discussed any matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees) with Paritz & Company, P.A.

Based on these reviews and discussions, we recommended to the Board that the Company’s audited financial statements be included in TPI’s annual report on Form 10-K for the fiscal year ended June 30, 2014.

Jianping Hou (Chair)

Zunjian Zhang

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Compensation Committee

The Compensation Committee is responsible for setting executive compensation, for making recommendations to the full Board concerning director compensation and for general oversight of the compensation and benefit programs for other employees.  The committee intends to meet as often as is necessary throughout the year to carry out its duties.

Our overall compensation policies are monitored by the Compensation Committee.  The duties and responsibilities of the Compensation Committee are to:

	administer the employee benefit plans of our company designated for such administration by the board;

	establish the compensation of our Chief Executive Officer (subject to the terms of any existing employment agreement);

	with input from our Chief Executive Officer, establish or recommend to the board the compensation of our other executive officers (subject to the terms of any existing employment agreements); and

	monitor our overall compensation policies and employment benefit plans.

Dr. Guoqing Jiang, our Chief Executive Officer, will participate in determinations regarding the compensation and design of our benefit programs for all employees, including our other executive officers. However, he will not participate in determining his own compensation.

We believe that an appropriate compensation program should serve as both the incentive for our executive officers and balancing the compensation costs as well. We reward executive officers in order to attract highly qualified individuals, to retain those individuals in a highly competitive marketplace for executive talent and to motivate them to perform in a manner that maximizes our corporate performance. We want to provide our executives with an overall competitive compensation package that aligns individual performances with our long-term business objectives.

We compare our salaries and other elements of compensation with the compensation measures of other public pharmaceutical companies. In the future, we may rely upon consultants to establish salary ranges or to provide advice regarding other compensation related matters.

Nominating Committee

The Nominating Committee nominates candidates for the Board and will consider nominees recommended by shareholders.  The Nominating Committee is responsible for selecting and nominating persons for election or appointment by our Board as Board members. Pursuant to the Nominating Committee Charter, the Committee will consider recommendations for nominees from shareholders submitted to our Secretary at our corporate offices.  A nomination submission must include information regarding the recommended nominee, including all of the information that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of TPI and our shareholders; nominees must also state in advance his or her willingness and interest in serving on the board of directors. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary. The committee intends to meet as often as is necessary throughout the year to carry out its duties.

Directors Attendance at Meetings

During fiscal year 2014, the Board held four meetings.  None of the directors attended fewer than 75% of the total number of Board of Directors meeting or the Board committee(s) of which he or she was a member during fiscal 2014.

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We intend to schedule a Board meeting in conjunction with our Annual Meeting and expect that our directors will attend, absent a valid reason, such as a schedule conflict.   All of our directors attended the board meeting that we held last year in conjunction with last year’s annual shareholder meeting.

Stockholder Communications with Directors

TPI stockholders who want to communicate with our Board or any individual director can write to:

Tianyin Pharmaceutical Co., Inc.

23rd Floor, Unionsun Yangkuo Plaza

No. 2, Block 3, Renmin Road South

Chengdu, P. R. China, 610041

Attn:   Management

Your letter should indicate that you are a TPI stockholder.  Depending on the subject matter, the management will:

	Forward the communication to the Director or Directors to whom it is addressed;

	Attempt to handle the inquiry directly, for example where it is a request for information about TPI or it is a stock-related matter; or

	Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors on request.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten (10%) percent beneficial owners have been complied with during the year ended June 30, 2014 and through the date hereof.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not entered into any transactions during the last two fiscal years with any director, executive officer, director nominee, 5% or more shareholder, nor have we entered into transactions with any member of the immediate families of the foregoing person (include spouse, parents, children, siblings, and in-laws) nor is any such transaction proposed.

Review, Approval and Ratification of Related Party Transactions

Our Board of Directors adopted formal policies and procedures for the review, approval or ratification of related party transactions. We require all related party transactions to be reported to and seek approval from the Audit Committee. The Company shall fill in a transaction tracking form whenever it enters into a transaction with a potential related party and submit the form to the Audit Committee on monthly basis. In the case of urgent transactions, the Company has the authority to proceed with the transactions without the Audit Committee’s pre-approval and shall report to the Audit Committee timely afterwards to obtain ratification. Once a related party transaction has happened, the Company would immediately inform its legal counsel and outside independent auditors in order to prepare accurate disclosure in relevant SEC filings.

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Promoters and Certain Control Persons

On January 16, 2008, we entered into the Share Exchange Agreement, pursuant to which all the shares of Raygere were transferred to us and Raygere became our wholly-owned subsidiary. Together, the Raygere Stockholders owned shares constituting 100% of the issued and outstanding ordinary shares of Raygere. Pursuant to the terms of the Share Exchange Agreement, the Raygere Stockholders transferred to us all of their shares in Raygere in exchange for the issuance of an aggregate of 12,790,800 shares of our common stock to the Raygere Stockholders. As a result of this Share Exchange, Raygere became our wholly-owned subsidiary and the Raygere Stockholders acquired approximately 87.68% of the 14,587,200 issued and outstanding shares of our Common Stock following the Share Exchange, but before the dilution resulting from the private financings we closed in January 2008.

Other than the promoters and control persons we disclosed above in connection with the Share Exchange in 2008, we do not have any “promoters” (within the meaning of Rule 405 under the Securities Act), or person who took the initiative in the formation of our business or in connection with the formation of our business received 10% of our debt or equity securities or 10% of the proceeds from the sale of such securities in exchange for the contribution of property or services during the last five years.

LEGAL PROCEEDINGS

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business.  We are not aware of any pending or threatened legal proceeding that, if determined in a manner adverse to us, could have a material adverse effect on our business and operations.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

Prior to the Share Exchange, we had not paid any compensation to our chief executive officer or any other executive officer during the fiscal year ended December 31, 2006, 2005 or 2004, nor did we issue any options or equity awards to our executive officers. Additionally, prior to the Share Exchange, our directors did not receive any compensation for acting as such, but were reimbursed for out-of-pocket expenses incurred while attending board meetings.

The following table sets forth the compensation paid by Raygere, through Chengdu Tianyin to our chief executive officer and to all other executive officers for services rendered during the preceding two fiscal years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation Earnings ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guoqing Jiang, CEO	2014	100,000							100,000
Guoqing Jiang, CEO	2013	100,000							100,000
James J. Tong, CFO	2014	100,000		35,000					135,000
James J. Tong, CFO	2013	100,000		30,000					130,000
Xintao You, V.P of Operations	2014	80,000							80,000
Xintao You, V.P. of Operations	2013	80,000							80,000
Daqiao Zhang, V.P. of Marketing and Sales	2014	80,000							80,000
Daqiao Zhang, V.P. of Marketing and Sales	2013	80,000							80,000
Tao Yang, Chief Operating Officer	2014	80,000							80,000
Tao Yang, Chief Operating Officer	2013	80,000							80,000

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Grants of Plan-Based Award, Outstanding Equity Awards at Fiscal Year-End and Option Exercises

In April 2014, fifty thousand shares of restricted common stock were granted to Dr. James J. Tong as a part of the annual compensation for Dr. Tong’s service as the CFO in 2013 calendar year.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans.

Retirement/Resignation Plans

We do not have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement, resignation, constructive termination or change in control transaction.

Employment Agreements

We have employment agreements with our executive officers as determined by the board of directors and confidentiality agreements.

Compensation of Directors

Our directors who are employees do not receive any compensation from us for services rendered as directors. The Board created three classes of fees for outside directors: (1) outside directors who are “independent,” as defined in the Exchange Act will be paid $1,000 per month; (2) outside directors who are not “independent” will not receive any fees at this time, but once our cash flow position improves, the Compensation Committee will reconvene and make recommendations; (3) the Audit Committee Chairman will receive $2,000 per month. Additionally, although we do not currently have an arrangement or agreement to provide stock based compensation to our outside directors, we are authorized to grant outside directors incentive stock options from time to time if we find it in our best interest to do so.

The following table contains information regarding the compensation of our directors for the fiscal year ended June 30, 2014:

Name	Fees Earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Change in Pension Value and Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
JianpingHou	12,000	0	0	0	0		12,000
Zunjian Zhang	12,000	0	0	0	0		12,000
Bo Tan (1)	24,000	0	0	0	0		24,000
James J. Tong (2)	0	0	0	0	0		0
Guoqing Jiang	0	0	0	0	0		0

(1)	On January 23, 2015, Mr. Tan tendered his resignation from all the positions with the Company.
(2)	On December 31, 2014, Dr. Tong tendered his resignation as the CFO and Director of the Company.

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BENEFICIAL OWNERSHIP OF TPI COMMON STOCK

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

As of March 30, 2015, we had a total of 29,546,276 shares of common stock and -0- shares of preferred stock issued, which are the only issued and outstanding equity securities of the Company. The preferred stock does not have voting rights with respect to the proposals contained herein, but we include such stock on as converted basis for purposes of the following table.

The following table sets forth, as of March 30, 2015: (a) the names and addresses of each beneficial owner of more than 5% of our common stock and preferred stock (taken together as one class) known to us, the number of shares of common stock and preferred stock beneficially owned by each such person, and the percent of our common stock and preferred stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our common stock and preferred stock beneficially owned, and the percentage of our common stock and preferred stock so owned, by each such person, and by all of our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of our common stock and preferred stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock and preferred stock, except as otherwise indicated. Individual beneficial ownership also includes shares of Common Stock that a person has the right to acquire within 60 days from March 30, 2015.

Name	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Time Poly Management Ltd.	6,793,604	(1)	22.99%
Guoqing Jiang, CEO, President and Director	6,934,329	(1)(2)	23.47%
Xintao You, Vice President of Operations	448,432	(3)	1.52%
Tao Yang, Chief Operating Officer	0		*
Zunjian Zhang, Director	0		*
Jianping Hou, Director	0		*
Yong Zhan, Director	0		*
All Directors and Executive Officers, As a Group	7,382,761		24.99%

* Less than one percent

(1)   6,793,604 represents shares of our Common Stock that are held by Time Poly Management Ltd., a British Virgin Islands company (“Time Poly”). Time Poly was previously a wholly-owned by Stewart Shiang Lor, who had the sole voting and dispositive power over the shares of Time Poly. Pursuant to a Share Transfer Agreement, dated as of January 16, 2008, certain of TPI’s executive officers, including Dr. Jiang, exercised their options to purchase from Mr. Lor’s 100% of the equity of Time Poly on April 12, 2010. After a series of in kind distributions of certain shares of TPI common stock from Time Poly to minority shareholders of Time Poly from the period of June 8, 2011 to January 11, 2012, Dr. Jiang owned 100% of the equity of Time Poly. In March 2015, Time Poly sold 294,000 shares of Common Stock on the open market. As of the date of this filing, Time Poly owns 6,793,604 shares of our Common Stock.

(2)   Per Note (1) above, through his ownership of Time Poly, Dr. Jiang indirectly owns 6,793,604 shares of our Common Stock. In addition, on July 15, 2010, 228,180 shares of common stock of the Company were issued to Dr. Jiang pursuant to certain incentive compensation schedule approved by the Board of Directors.  Dr. Jiang also purchased the following shares of Common Stock on the open market on the following dates: 15,000 shares on 11/22/2011, 2,400 shares on 11/30/2011, 20,400 shares on 12/1/2011, 10,000 shares on 3/8/2012, 10,000 shares on 3/13/2012, 35,000 shares on 5/18/2012, 5,000 shares on 5/21/2012, 19,200 shares on 5/22/2012 and 23,725 shares on 6/3/2014. Therefore, as of the date of this filing, Dr. Jiang owns 6,934,329 shares of our Common Stock.

(3)   On July 15, 2010, the Company issued 46,810 shares of common stock to Mr. Xintao You as incentive compensation.  On August 3, 2011 and January 11, 2012, Time Poly Management, Ltd. transferred 200,000 shares and 565,622 shares of our common stock, respectively, to Mr. You as an in kind distribution of a portion of TPI shares that Mr. You indirectly owned. Mr. You transferred 70,000 shares to Dr. Tong in December 2013. From 1/28/2015 to 2/42015, Mr. You sold a total of 294,000 shares on the open market.

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PROPOSAL 2

PROPOSAL TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

Independent Public Accountants

On October 8, 2013, our Audit Committee and the Board of Directors both unanimously approved the termination of the Company’s independent auditor, Patrizio and Zhao LLC (“P&Z”), due to the fact that P&Z agreed to a cease-and-desist order and prohibition from practicing before the Securities and Exchange Commission on September 30, 2013, with the right to apply for reinstatement after three years. On November 4, 2013, we retained Paritz & Company, P.A. (“Paritz”) as the independent accountants to audit the Company’s financial statements for the years ended June 30, 2014 and 2013, effective immediately. Our Audit Committee and the Board of Directors have both unanimously approved the engagement of Paritz.

Audit Fees

The aggregate fees billed for professional services rendered by Paritz & Company, P.A for the audit of our annual financial statements for the year ended June 30, 2014 and 2013 and review of financial statements included in our Form 10-K in the fiscal year ended June 30, 2014 were $195,000 in total.

The aggregate fees billed for professional services rendered by Patrizio & Zhao for the audit of our annual financial statements and review of financial statements included in our Form 10-K for fiscal year ended June 30, 2013 were $150,000.

Audit-Related Fees

No such fees were incurred in fiscal 2014.

All Other Fees

No other fees were incurred in fiscal 2014.

Auditing Service Pre-approval Policies

Our Board of Directors must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for TPI by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which should nonetheless be approved by our Board prior to the completion of the audit.  Each year the independent auditor’s retention to audit our financial statements, including the associated fee, is approved by the Board before the filing of the previous year’s annual report on Form 10-K. At the beginning of the fiscal year, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At each subsequent Board meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Since May 6, 2003, the effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, the new engagement with Paritz & Company, P.A. has been approved in advance by the Board, and the engagement did not make use of the de minimus exception to pre-approval contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

What vote is required to approve this proposal?

Stockholder ratification of the appointment of our independent auditors is not required by the Company’s bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate practice. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. If the appointment of Paritz is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PARITZ & COMPANY, P.A. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR OF 2015.

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STOCKHOLDER PROPOSALS FOR THE FISCAL YEAR 2015 ANNUAL MEETING

Any stockholder who intends to present a proposal at the fiscal year 2015 Annual Meeting of Stockholders must ensure that the proposal is received by TPI at 23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3, Renmin Road South, Chengdu, P. R. China, 610041:

	Not later than June 30, 2015, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; or

	November 1, 2015.

ANNUAL REPORT ON FORM 10-K

On December 9, 2014, the Company filed with the SEC an annual report on Form 10-K for the fiscal year ended June 30, 2014. Upon written request to the Company’s U.S. counsel, Hunter Taubman Weiss LLP’s office at 130 W. 42nd Street, 10th Floor, New York, NY 10036, a copy of the Form 10-K will be sent to any shareholder at reasonable charge. A copy of the Form 10-K is also available at our website at www.tianyinpharma.com and http://www.empirestock.com/proxy/tpi.html.

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ADMISSION TICKET

TIANYIN PHARMACEUTICAL CO., INC.

23rd Floor, Unionsun Yangkuo Plaza

No. 2, Block 3, Renmin Road South

Chengdu, P. R. China, 610041

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER AND A GUEST.

NOTE:  If you plan on attending the Annual Meeting on May 25, 2015 in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

Venue of the Annual Meeting

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3, Renmin Road South, Chengdu, P. R. China, 610041

The venue is located in P.R. China. You may attend the meeting in person or telephonically by dialing in (+1) 712-432-0080, access code 512917#.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Form 10-K are available at http://www.empirestock.com/proxy/tpi.html.

PROXY CARD

TIANYIN PHARMACEUTICAL CO., INC

23rd Floor, Unionsun Yangkuo Plaza

No. 2, Block, Renmin Road South

Chengdu, P.R. China, 610041

Annual Meeting of Stockholders – May 25, 2015

(Record Date – March 30, 2015)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF PROPOSAL 1.

PROPOSAL 1:  To elect the nominees listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEES:

01 Dr. Guoqing Jiang	02 Professor Zunjian Zhang	03 Professor Jianping Hou	04 Mr. Yong Zhan

For All	Withhold All	For All Except
O	O	O

INSTRUCTION:

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

______________________________________________________________________________

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF PROPOSAL 2.

PROPOSAL 2:  To approve and ratify the re-appointment of Paritz & Company, P.A as the Company’s independent accountants to audit the Company’s financial statements as at June 30, 2015 and for the fiscal year then ending.

For	Against	Abstain
O	O	O

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS.

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The undersigned hereby appoints Dr. Guoqing Jiang, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of Tianyin Pharmaceutical Co., Inc. which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Stockholders of Tianyin Pharmaceutical Co., Inc. to be held 23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3, Renmin Road South, Chengdu, P. R. China, 610041 on Wednesday, May 25, 2015, at 9:00 AM (local time in Chengdu, China) on Monday, May 25, 2015 (the “Meeting Date”), a.k.a 9:00 PM (Eastern Standard Time) on Sunday, May 24, 2015 and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies given prior to the date hereof.

Signature of Shareholder:       _____________________________

Print Name of Shareholder:    _____________________________

Date:                                          _____________________________

Name shares held in (Please print): ________________________

Account Number (if any): ___________________________

No. of Shares Entitled to Vote: ____________________________

Stock Certificate Number(s):  _________________________

Note:

Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address: ______________________________________________________

                 ______________________________________________________

For any questions, please contact Rico Portaro at rico@empirestock.com, call (702) 818-5898, or fax (702) 974-1444.

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